SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 11, 2003

                CHELSEA PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation	1-12328 (Commission File Number)	22-3251332 (IRS Employer ID Number)

103 EISENHOWER PARKWAY, ROSELAND, NEW JERSEY (Address of principal executive offices)	07068 (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 228-6111

_____________________________________________________________________
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibit Number 99	Description Press release dated August 11, 2003.

Item 12.	Results of Operations and Financial Condition

           On August 11, 2003, Chelsea Property Group, Inc. issued a press release announcing its operating results for the quarter ended June 30, 2003. A copy of the press release is furnished hereto as Exhibit 99.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2003	CHELSEA PROPERTY GROUP, INC. By: /s/ Michael J. Clarke Name: Michael J. Clarke Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99	Description Press release dated August 11, 2003.	Page